Exhibit 10.3

SECOND AMENDMENT TO LEASE AGREEMENT

This SECOND AMENDMENT TO LEASE AGREEMENT (hereinafter referred to as the “Second Amendment”) is made on May 25, 2012 by and between ISC PROPERTIES, LLC (hereinafter referred to as “Landlord”) and INTELLIGENT SYSTEMS CORPORATION (hereinafter referred to a “Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant are parties to that certain Lease Agreement (hereinafter referred to as the “Lease”) dated June 1, 2004 for the lease of 61,000 square feet of office and warehouse space at 4355 Shackleford Road, Norcross Georgia 30093, Gwinnett County, Building 2 in Gwinnett Park (hereinafter the “Premises”).

WHEREAS, the Parties have executed the First Amendment to Lease Agreement extending the expiration date of the Lease to May 31, 2012;

WHEREAS, the Lease will expire by its terms on May 31, 2012 and Tenant desires to continue to occupy the Premises beyond the expiration date; and

WHEREAS, Landlord and Tenant desire to enter into this Second Amendment in order to provide for an extension of the Lease by Tenant upon terms and conditions mutually acceptable to Landlord and Tenant;

NOW THEREFORE, Landlord and Tenant amend the Lease as follows:

1.	The Lease is hereby extended to May 31, 2015 on all of the same terms, covenants and conditions as the Lease.
2.	Except as expressly modified by this Second Amendment, all provisions, terms and conditions of the Lease shall remain in full force and effect.
3.	The parties agree that there exist no defaults or events of default under the Lease.

4.	In the event a provision of this Second Amendment conflicts with a provision of the Lease, the Second Amendment shall supersede and control.
5.	All terms and phrases used herein shall have the same meaning as assigned to them in the Lease.
6.
This Second Amendment shall not be of any legal effect or consequence unless signed by Landlord and Tenant, and once signed by Landlord and Tenant it shall be binding upon and inure to the benefit of Landlord, Tenant and their respective legal representatives, successors and assigns.

7.	This Second Amendment has been executed and shall be construed under the laws of the State of Georgia.

In witness whereof, the undersigned have caused this Second Amendment to be executed under seal and delivered as of the day and year first above written.

Signed, sealed and delivered as to LANDLORD in the presence of:	ISC PROPERTIES, LLC
/s/ J. Leland Strange
By: J. Leland Strange
/s/ Rebecca Cox
Notary Public

Signed, sealed and delivered as to TENANT in the presence of	INTELLIGENT SYSTEMS CORPORATION
/s/ Bonnie L. Herron
Witness: /s/ Rebecca Cox	By: Bonnie L. Herron, CFO